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                                                                   Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of GlobalSantaFe Corporation (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, W. Matt Ralls, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

       (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ W. Matt Ralls

W. Matt Ralls
Chief Financial Officer
May 8, 2003

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), in accordance with the procedures provided for by the Securities and Exchange Commission in Release No. 33-8212 for treatment as a document "accompanying" the Quarterly Report on Form 10-Q to which it relates, and is not being filed as part of the Report or as a separate disclosure document. This certificate shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this certificate be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.